Intangible assets	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Intangible assets

12. Intangible assets

	30 June 2019					31 December 2018
Million US dollar	Brands	Commercial intangibles	Software	Other	Total	Total
Acquisition cost
Balance at end of previous year	42 133	2 949	2 692	691	48 465	48 871
Effect of movements in foreign exchange	169	(3)	4	5	175	(1 765)
Acquisitions through business combinations	301	—	5	1	307	24
Acquisitions and expenditures	—	8	39	66	113	668
Disposals	—	(11)	(18)	—	(29)	(96)
Disposals through the sale of subsidiaries	(15)	—	—	—	(15)	(47)
Transfer (to)/from other asset categories and other movements[1]	5	52	(224)	(66)	(233)	810

Balance at end of period	42 593	2 995	2 498	697	48 783	48 465
Amortization and impairment losses
Balance at end of previous year	(32)	(1 479)	(2 002)	(121)	(3 634)	(2 997)
Effect of movements in foreign exchange	—	2	(4)	(1)	(3)	164
Amortization	—	(79)	(159)	(24)	(262)	(445)
Disposals	—	11	15	—	26	14
Disposals through the sale of subsidiaries	—	—	—	—	—	30
Transfer to/(from) other asset categories and other movements[1]	—	(24)	312	(3)	285	(400)

Balance at end of period	(32)	(1 569)	(1 838)	(149)	(3 588)	(3 634)
Carrying value
at 31 December 2018	42 101	1 470	690	570	44 831	44 831
at 30 June 2019	42 561	1 426	660	548	45 195	—

During the six-month period ended 30 June 2019, AB InBev recognized intangible assets on acquisitions of subsidiaries of 307m US dollar – see also note 6 Acquisitions and disposals of subsidiaries.

On 2 May 2018, AB InBev recovered the Budweiser distribution rights in Argentina from Compañia Cervecerías Unidas S.A. (“CCU”). The transaction involved the transfer of the Isenbeck, Iguana, Diosa, Norte and Baltica brands, along with a cash payment of 306m US dollar and other commitments. The Budweiser distribution rights have been assigned an indefinite useful life.

AB InBev is the owner of some of the world’s most valuable brands in the beer industry. As a result, brands and certain distribution rights are expected to generate positive cash flows for as long as the company owns the brands and distribution rights. Given AB InBev’s more than 600-yearhistory, brands and certain distribution rights have been assigned indefinite lives.

Acquisitions and expenditures of commercial intangibles mainly represent supply and distribution rights, exclusive multi-year sponsorship rights and other commercial intangibles.

Intangible assets with indefinite useful lives are comprised primarily of brands and certain distribution rights that AB InBev purchases for its own products, and are tested for impairment during the fourth quarter of the year or whenever a triggering event has occurred.

[1]

The transfer (to)/from other asset categories and other movements mainly relates to transfers from assets under construction to their respective asset categories, to contributions of assets to pension plans, to the separate presentation in the balance sheet of property, plant and equipment held for sale in accordance with IFRS 5 Non-current assets held for sale and discontinued operations and to the restatement of non-monetary assets under hyperinflation accounting in line with IAS 29 Financial reporting in hyperinflationary economies.